STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS

FUNDS-OF-FUNDS

FEBRUARY 1, 2011, AS AMENDED APRIL 29, 2011

Tickers by Class
	Retail	Retirement	Premier	Institutional
Lifecycle Retirement Income Fund	TLRRX	TLIRX	TPILX	TLRIX
Lifecycle 2010 Fund	—	TCLEX	TCTPX	TCTIX
Lifecycle 2015 Fund	—	TCLIX	TCFPX	TCNIX
Lifecycle 2020 Fund	—	TCLTX	TCWPX	TCWIX
Lifecycle 2025 Fund	—	TCLFX	TCQPX	TCYIX
Lifecycle 2030 Fund	—	TCLNX	TCHPX	TCRIX
Lifecycle 2035 Fund	—	TCLRX	TCYPX	TCIIX
Lifecycle 2040 Fund	—	TCLOX	TCZPX	TCOIX
Lifecycle 2045 Fund	—	TTFRX	TTFPX	TTFIX
Lifecycle 2050 Fund	—	TLFRX	TCLPX	TFTIX
Lifecycle 2055 Fund	—	TTRLX	TTRPX	TTRIX
Lifecycle Index Retirement Income Fund	—	TRCIX	TLIPX	TRILX
Lifecycle Index 2010 Fund	—	TLTRX	TLTPX	TLTIX
Lifecycle Index 2015 Fund	—	TLGRX	TLFPX	TLFIX
Lifecycle Index 2020 Fund	—	TLWRX	TLWPX	TLWIX
Lifecycle Index 2025 Fund	—	TLQRX	TLVPX	TLQIX
Lifecycle Index 2030 Fund	—	TLHRX	TLHPX	TLHIX
Lifecycle Index 2035 Fund	—	TLYRX	TLYPX	TLYIX
Lifecycle Index 2040 Fund	—	TLZRX	TLPRX	TLZIX
Lifecycle Index 2045 Fund	—	TLMRX	TLMPX	TLXIX
Lifecycle Index 2050 Fund	—	TLLRX	TLLPX	TLLIX
Lifecycle Index 2055 Fund	—	TTIRX	TTIPX	TTIIX
Managed Allocation Fund	TIMRX	TITRX	—	TIMIX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the any of the above referenced series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). This SAI is not a prospectus, but is incorporated by reference into and is made part of the Lifecycle 2055 Fund and Lifecycle Index 2055 Fund prospectuses dated April 29, 2011 (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes eleven Lifecycle Funds, eleven Lifecycle Index Funds and the Managed Allocation Fund. Each Lifecycle Fund and Lifecycle Index Fund, as well as the Managed Allocation Fund, offers Retirement Class and Institutional Class shares. Each Lifecycle Fund and Lifecycle Index Fund also offers Premier Class shares and the Lifecycle Retirement Income Fund and Managed Allocation Fund offer Retail Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The Funds’ audited financial statements for the fiscal year ended September 30, 2010 are incorporated into this SAI by reference to the Funds’ Annual Reports for that year to shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

FINANCIAL SERVICES FOR THE GREATER GOOD®

TABLE OF CONTENTS

B-2	Investment Objectives, Policies, and Restrictions
B-20	Disclosure of Portfolio Holdings
B-21	Management of the Trust
B-28	Proxy Voting Policies
B-29	Principal Holders of Securities
B-30	Investment Advisory and Other Services
B-32	Information about the Funds’ Portfolio Management Team
B-34	About the Trust and the Shares

B-37	Pricing of Shares
B-38	Tax Status
B-43	Brokerage Allocation
B-44	Legal Matters
B-44	Experts
B-44	Financial Statements
B-45	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND
RESTRICTIONS

          The investment objectives and policies of each Fund are discussed in their respective Prospectuses. Because each Fund invests in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”), investors in each Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the twenty-three Funds of the Trust described in this SAI as well as the prospectuses of the Underlying Funds of the Trust.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectuses, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, the Lifecycle 2055 Fund and Lifecycle Index 2055 Fund intend to qualify, and each other Fund has qualified and intends to continue to meet the diversification requirements, under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.
2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.
4.	The Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.
5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.
6.	The Fund will not lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.
7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
8.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). With respect to investment restriction number 8, each Fund may invest more than 25% of its assets in any one Underlying Fund. With respect to this restriction, the Managed Allocation Fund may invest more than 25% of its assets in any one investment company or other permissible invest product or pool. For concentration purposes, each Fund will look through to the holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, none of the Funds nor any of the Underlying Funds, other than the Real Estate Securities Fund, concentrates, or intends to concentrate, its investments in a particular industry.

The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:
9.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or hold more than 10% of the outstanding voting securities of any one issuer.

B-2     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

The following restriction is a fundamental policy of the Managed Allocation Fund:
10.

The Fund will not invest in securities other than securities of other registered investment companies or other permissible investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

          With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specific limit resulting from a change in the value of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board of Trustees without the approval of Fund shareholders. Since each Fund will invest primarily in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds of the Trust (but not to other Underlying Funds unless specifically noted below) in which the Funds invest.

          Non-Equity Investments of the Equity Underlying Funds. The equity Underlying Funds (the “Equity Funds”) can, in addition to common stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, the Equity Funds may hold the same types of money market instruments as the TIAA-CREF Money Market Fund invests in (as described in the Underlying Funds’ prospectuses), as well as other short-term instruments. These other instruments are similar to the instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in investment-grade debt securities similar to those the TIAA-CREF Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Underlying Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Underlying Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Underlying Fund’s investment objective and policies. Under normal circumstances, each Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Underlying Fund’s investment objective and policies and to meet operating expenses. To the extent that an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Underlying Funds and the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds and Underlying Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If an Underlying Fund or Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Events in the financial sector over the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds and Underlying Funds.

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-3

          Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may also take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Each Underlying Fund (other than the Money Market Fund) may invest up to 15% of its net assets (taken at current value) in investments that may not be readily marketable. The Money Market Fund may invest up to 5% of its total assets (measured using the amortized cost method of calculation) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the Underlying Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Restricted Securities. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Underlying Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Underlying Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Underlying Funds are not expected to use options and futures strategies in a speculative manner but rather they may use them primarily as hedging techniques or for cash management purposes.

Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Underlying Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that they had previously sold on that security. Depending on the premium for the call option purchased by an Underlying Fund, the Underlying Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the

B-4     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          The Underlying Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on that security. Depending on the premium for the put option purchased by an Underlying Fund, the Underlying Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of an Underlying Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

          By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate an Underlying Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate an Underlying Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Underlying Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, an Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-5

futures contract. Initially, the Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

          For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of an Underlying Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Underlying Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of an Underlying Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price move-

ments of the portfolio securities or instruments sought to be hedged.

          It is also possible that, for example, if an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Underlying Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that an Underlying Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Underlying Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act.

          The Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and, therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Underlying Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Underlying Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Underlying Funds may invest in asset-backed securities on a delayed delivery basis. This reduces

B-6     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

the Underlying Funds’ risk of early repayment of principal, but exposes the Underlying Funds to some additional risk that the transaction will not be consummated.

          When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Underlying Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Underlying Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Fund. These events will not require the sale of the securities by the Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Underlying Funds’ investments in accordance with their investment objectives and policies.

          The Underlying Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Underlying Money Market Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the des-

ignated NRSROs of the Underlying Money Market Fund: (1) Moody’s Investors Service, (2) Standard & Poor’s, (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were or currently are part of the Farm Credit System, including The National Bank for Cooperatives, The Farm Credit Banks, and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors or its securities, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Underlying Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps, a liquidity backstop and the mortgage-backed securities purchase program, expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by

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FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Underlying Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Underlying Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below-investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Underlying Fund’s net asset value (“NAV”). In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing an Underlying Fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued by using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating may, after purchase by an Underlying Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Underlying Funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Underlying Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Underlying Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Underlying Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

B-8     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          Although most of the Underlying Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of High-Yield Fund’s assets may be invested in securities rated lower than B- or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. An Underlying Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Underlying Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Underlying Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Underlying Fund otherwise would not have done so. To the extent an Underlying Fund is required to liquidate thinly traded securities, an Underlying Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Underlying Fund to pay distributions, the Underlying Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Underlying Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          Each of the Underlying Funds (except for the Underlying Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Underlying Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          Structured or Indexed Securities (Including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable

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upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          An Underlying Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable-rate-mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all

B-10     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Underlying Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Underlying Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of

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underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Underlying Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Underlying Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Underlying Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by an Underlying Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Underlying Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Underlying Fund may lose money as a result of the investment of such collateral. In addition, an Underlying Fund could suffer loss if the loan terminates and the Underlying Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, an Underlying Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Underlying Fund by the borrower of the securities. Such loans will be terminable by the Underlying Fund at any time and will not be made to affiliates of TIAA. The Underlying Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Underlying Fund may pay reasonable fees to persons unaffiliated with the Underlying Fund for services, for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles an Underlying Fund can use to manage cash balances effectively. In a repurchase agreement, the Underlying Fund buys an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Underlying Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose credit-worthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the

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collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Underlying Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments or financial indices.

          By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Underlying Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          Certain Underlying Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

          In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Underlying Fund may act as either the buyer or the seller of a credit default swap. An Underlying Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, an Underlying Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

          Credit default swaps allow an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Underlying Fund, the Underlying Fund must be prepared to make such payments when due. If the Underlying Fund is the credit default protection seller, the Underlying Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Underlying Fund is the credit default protection buyer, the Underlying Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Underlying Fund is the protection seller, the Underlying Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Underlying Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Underlying Fund receives as the seller of credit default protection.

          While the Underlying Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Underlying Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Underlying Fund’s custodian. To the extent an Underlying Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Underlying Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, certain Underlying Funds (including the Enhanced International Equity Index Fund) may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Underlying Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Underlying Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Underlying Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction.

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This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Underlying Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Underlying Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on an Underlying Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Underlying Fund’s financial risk. No Underlying Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Underlying Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Underlying Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which an Underlying Fund incurs an obligation to make payments in the future, an Underlying Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Funds’ investments in the Underlying Funds. Additionally, the Funds may invest in other investment companies besides the Underlying Funds of the Trust for investment exposure, cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. Each Fund bears a proportionate share of the expenses of each Underlying Fund in which it invests and the Underlying Funds similarly will bear a proportionate share of the expenses of any investment companies in which they invest.

          Other investment products similar to ETFs in which the Funds and Underlying Funds may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when a Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

The Underlying Funds, pursuant to Section 12(d)(1)(G) of the 1940 Act, have a policy not to, in turn, acquire securities of registered open-end investment companies or unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

          Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

Exchange-Traded Notes. A Fund may purchase shares of ETNs. ETNs are exchange-traded fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). Often, ETNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN. The price of an ETN can fluctuate within a wide range, and a Fund could lose money investing in an ETN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs may not develop or be maintained; or (3) trading of ETNs

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may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Borrowing. Each Underlying Fund may generate cash by borrowing money from banks (no more than 33% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Underlying Fund. Each Underlying Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Underlying Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of an Underlying Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities. The Underlying Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Underlying Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          Each of the Underlying Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of an Underlying Fund’s assets that may be committed to foreign currency exchange contracts. An Underlying Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Underlying Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Underlying Funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain of the Underlying Funds (but especially the International Equity Fund, International Equity Index Fund, Enhanced International Equity Index Fund, Emerging Markets Equity Fund and Emerging Markets Equity Index Fund) may invest in foreign securities, including those in

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emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. These are also discussed in the Underlying Funds’ Statement of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds and Underlying Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Underlying Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Underlying Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Underlying Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Funds’ shareholders, including the Funds.

          Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund and Emerging Markets Equity Index Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is

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generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, which compiles the MSCI Emerging Markets Index, and J.P. Morgan, which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for an Underlying Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

          In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member countries generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU

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continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU had set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target has not been met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its members is a matter of serious concern to policy makers. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn, These declines have led to fiscal crises for the governments of certain members like Portugal, Ireland, Italy, Greece and Spain. These countries run the risk of default on their debt or possible bail-out by the rest of the EU.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Underlying Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securi-

ties registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities for the Underlying Funds directly through the Russian market. Instead, an Underlying Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and

B-18     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which had set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          However, with the worldwide economic downturn in recent years, along with the devastating effects of the 2011 earthquake, tsunami and related nuclear accident, Japan’s current economic outlook is unclear.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Underlying Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Equity Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Equity Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Equity Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-19

          Other Investment Techniques and Opportunities. The Underlying Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Underlying Fund’s portfolio.

          Industry Concentration. Currently, none of the Underlying Funds, other than the Real Estate Securities Fund, will concentrate more than 25% of its total assets in any one industry. While the Funds will not concentrate their investments in a particular industry, the Funds may indirectly concentrate in a particular industry or group of industries through their investments in one or more of its Underlying Funds. Currently, no underlying investment of the Funds, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions an Underlying Fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Underlying Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Underlying Fund and ultimately by the Underlying Fund’s shareholders, including the Funds.

          Because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or account operations make a sale advisable. As a result, each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer (the Underlying Funds), and the Funds will not incur any brokerage commissions on most of their portfolio trades.

          However, the Managed Allocation Fund does incur brokerage commissions on some of its portfolio trades. Consequently, for the fiscal year ended September 30, 2010, the portfolio turnover of the Managed Allocation Fund significantly changed from portfolio turnover rates in 2009 as a result of a variety of factors. The Managed Allocation Fund portfolio turnover rate decreased to 21% for 2010 as compared with 48% for the same period in 2009. This decrease in portfolio turnover represented a return to less volatile and more normalized market conditions in 2010, which resulted in less frequent rebalancing among Underlying Funds held in the portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and

Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

The Trust and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month.
•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Vice President and Associate General Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;
	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and
	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.
•	as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; the Investment Company Institute (“ICI”); and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

B-20     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confi-dential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board Leadership Structure and Related Matters

          The Board is comprised of nine trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Maceo K. Sloan, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine.

          The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

          The Board has established a committee structure that includes six standing committees, each comprised solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

          The Trust is part of the TIAA-CREF Fund Complex, which is comprised of the 51 funds within the Trust (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds), the 10 series of the TIAA-CREF Life Funds (“TCLF”), the 8 Accounts within CREF and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the management committee of VA-1.

Qualifications of Trustees

          The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee rele-

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-21

vant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each trustee and certain directorships held by each of them in the last five years.

Risk Oversight

          Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

          In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

          The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively,

“TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

          Senior officers of the Trust and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

          The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

          The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

B-22     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	70

Director of GMO; Director of the Maine Coast Heritage Trust; Director and Investment Committee Member of the Maine Community Foundation, the Butler Conservation Fund, Inc. and the Elmina B. Sewell Foundation; Director, Appalachian Mountain Club; and Former Director and Member of the Investment Committee of the Boston Athenaeum, the Gulf of Maine Research Institute and the Carnegie Endowment for International Peace.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	70

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since 2007) of Copper Rock Capital Partners, LLC (investment adviser). Chief Operating Officer, DDJ Capital Management (2003–2006).	70	Director, Copper Rock Capital Partners, LLC (investment adviser).

Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management and alternative investments, as well as experience with non-profit organizations.

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	70	Director, D2D Fund.

			Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006).	70	Former Director and Chairman of the Investment Committee of the Okabena Company (financial services).

			Dr. Jacob has particular experience in education, finance, economics, private wealth management, investment management and related services.

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-23

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer of First Eagle Investment Management, LLC (since 2009). Formerly, Principal and Founder BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	70

Director, Prudential plc, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Business Council, Scottish and Newcastle plc (brewer), Federal National Mortgage Association (Fannie Mae), and Governor’s Committee on Scholastic Achievement.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics (since 1996), Head (2006–2008) and Associate Head (1994-2000 and 2001–2006) Economics Department, Massachusetts Institute of Technology (MIT). Formerly, Program Director, National Bureau of Economic Research (1990–2008).	70	Director, The Alfred P. Sloan Foundation; and National Bureau of Economic Research. Former Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).

			Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending June 30, 2012. Chairman since 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); and Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	70	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.

			Mr. Sloan has particular experience in investment management, finance and organizational development.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987).	70	Governing Council, Independent Directors Council (mutual funds director organization). Former Director/Trustee, USAA Mutual Funds.

			Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.

B-24     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

OFFICERS

          The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009),

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.

Chief Compliance Officer of TIAA Separate Account VA-3; and Chief Compliance Officer of the TIAA-CREF Fund Complex (since 2008); Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Investment Management (since 2008) and Chief Compliance Officer of Advisors (2008). Managing Director/Director of Global Compliance, AIG Investments (2000–2008).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1997) of the CREF and TIAA Separate Account VA-1; Executive Vice President, Investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006–2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA, Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of TCIM (since 2004), Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004–2006); Director of TIAA-CREF Life Insurance Company (1997–2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006–2008).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President and Head of Risk Management	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2009), Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director and Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009), Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA, Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005–2006).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since 2008.	Senior Vice President (since 2010) and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005–2008).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources (since 2010; 2005–2007) and Executive Vice President of Human Resources and Corporate Services (2007–2010) of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2003), and Director, TIAA-CREF Life Insurance Company (2003–2006).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President and Chief Operating Officer (since 2010); Executive Vice President, Product Development and Management (2009–2010); Executive Vice President, Institutional Client Services (2006–2009), and Executive Vice President, Product Management (2005–2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008), Executive Vice President, Institutional Client Services (2006–2008); Director of TCT Holdings, Inc. (since 2007), Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008–2009); Senior Vice President, Pension Products (2003–2006).

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-25

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2010. At that time, the Funds’ family of investment companies included the Funds and all of the other series of the Trust, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES*

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	Over $100,000	Over $100,000
Nancy A. Eckl	$50,001-100,000	Over $100,000
Michael A. Forrester	$50,000-100,000	Over $100,000
Howell E. Jackson	Over $100,000	Over $100,000
Nancy L. Jacob	Over $100,000	Over $100,000
Bridget Macaskill	Over $100,000	Over $100,000
James M. Poterba	$0	Over $100,000
Maceo K. Sloan	Over $100,000	Over $100,000
Laura T. Starks	Over $100,000	Over $100,000

*	Dr. Eugene Flood, Jr. resigned from the Board of Trustees effective March 22, 2011.

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation from the Trust and the TIAA-CREF Fund Complex received by each non-officer trustee for the fiscal year ended September 30, 2010. The Trust’s officers received no compensation from the Trust during the fiscal year ended September 30, 2010. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company.

DISINTERESTED TRUSTEES§

Name of Trustee	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued As Part of Trust Expenses†	Total Compensation Paid From TIAA-CREF Fund Complex*

Forrest Berkley ‡	$16,499.98	$10,765.76	$207,500.00
Nancy A. Eckl	$19,129.58	$10,765.76	$228,750.00
Eugene Flood, Jr. §	$18,024.61	$10,765.76	$219,500.00
Michael A. Forrester	$16,210.46	$10,765.76	$205,000.00
Howell E. Jackson	$18,550.53	$10,765.76	$223,750.00
Nancy L. Jacob	$20,128.29	$10,765.76	$236,500.00
Bridget Macaskill	$16,036.74	$10,765.76	$203,500.00
James M. Poterba ‡	$20,128.29	$10,765.76	$236,500.00
Maceo K. Sloan †	$24,381.46	$10,765.76	$270,750.00
Laura T. Starks	$18,314.14	$10,765.76	$222,000.00
Total:	$187,404.08	$107,657.58	$2,253,750.00

§	Dr. Eugene Flood, Jr. resigned from the Board of Trustees effective March 22, 2011.

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.
†

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Poterba and Sloan elected to defer a portion of this compensation in accordance with the provisions of such plan.

‡

For the fiscal year ended September 30, 2010, Mr. Berkley elected to defer $132,500, Prof. Poterba elected to defer $71,500 and Mr. Sloan elected to defer $195,750 of total compensation from the TIAA-CREF Fund Complex.

B-26     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          The Board has approved trustee compensation at the following rates, effective January 1, 2011: an annual retainer of $125,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $20,000 ($25,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like certain TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like certain TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

          The Trust has adopted a mandatory retirement policy for its Board. Under this policy, Trustees who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the Funds (if any); and they must also resign from the Boards of Trustees of CREF and TIAA-CREF Life Funds and the Management Committee of TIAA Separate Account VA-1, effective as of the last day of the Trustees’ memberships on the Board. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, or termination and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended September 30, 2010, the Audit and Compliance Committee held eight meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2010, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2010, the Corporate Governance and Social Responsibility Committee held six meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2010, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, recommends candidates for election as trustees and assists the Board with respect to other governance matters. During the fiscal year ended September 30, 2010, the Nominating and Governance Committee held ten meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2010, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-27

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Funds (sometimes called “mirror” or “echo” voting).

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other corporate governance-focused organizations, consultants, and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders.

Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          A record of all proxy votes cast for the Funds for the twelvemonth period ended June 30, 2010, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelvemonth period ended June 30, 2011 will become available in August 2011.

B-28     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2011, the following persons are known by the Trust to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

Pershing LLC
PO Box 2052
Jersey City NJ 07303-2052
Lifecycle Retirement Income Fund - Retail Class	15.12%	376,839.444

Teachers Insurance & Annuity Assoc
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York NY 10017-3206
Lifecycle 2050 Fund - Institutional Class	6.41%	109,157.539
Lifecycle 2050 Fund - Premier Class	5.76%	36,275.704
Lifecycle Index 2010 Fund - Institutional Class	9.04%	357,403.207
Lifecycle Index 2010 Fund - Retirement Class	51.03%	25,492.482
Lifecycle Index 2015 Fund - Institutional Class	5.92%	357,089.930
Lifecycle Index 2015 Fund - Retirement Class	18.60%	25,471.749
Lifecycle Index 2020 Fund - Institutional Class	5.33%	357,220.197
Lifecycle Index 2020 Fund - Retirement Class	14.77%	25,480.634
Lifecycle Index 2025 Fund - Institutional Class	5.37%	357,609.489
Lifecycle Index 2025 Fund - Retirement Class	33.03%	25,508.642
Lifecycle Index 2030 Fund - Retirement Class	19.74%	25,498.640
Lifecycle Index 2035 Fund - Institutional Class	5.11%	357,716.481
Lifecycle Index 2035 Fund - Retirement Class	24.55%	25,520.142
Lifecycle Index 2040 Fund - Retirement Class	22.12%	25,469.834
Lifecycle Index 2045 Fund - Institutional Class	16.81%	359,587.874
Lifecycle Index 2045 Fund - Premier Class	8.21%	25,666.701
Lifecycle Index 2045 Fund - Retirement Class	61.61%	25,651.110
Lifecycle Index 2050 Fund - Premier Class	16.06%	25,694.609
Lifecycle Index 2050 Fund - Institutional Class	24.20%	359,977.428
Lifecycle Index 2050 Fund - Retirement Class	84.92%	25,677.886
Lifecycle Index Retirement Income Fund - Institutional Class	57.82%	363,986.051
Lifecycle Index Retirement Income Fund - Premier Class	16.37%	25,944.670
Lifecycle Index Retirement Income Fund - Retirement Class	91.89%	25,906.455
Lifecycle Retirement Income Fund - Institutional Class	20.55%	333,082.764
Lifecycle Retirement Income Fund - Premier Class	9.78%	29,379.736
Lifecycle Retirement Income Fund - Retail Class	17.78%	443,107.426
Lifecycle Retirement Income Fund - Retirement Class	6.07%	330,801.869

TIAA-CREF
Individual & Institutional Serv Inc
For Exclusive Benefit of Customers
Attn Patrick Nelson
730 3rd Ave
New York NY 10017-3206
Lifecycle 2010 Fund - Institutional Class	46.93%	3,394,381.643
Lifecycle 2015 Fund - Institutional Class	43.66%	4,718,169.897
Lifecycle 2020 Fund - Institutional Class	39.52%	4,964,958.958
Lifecycle 2025 Fund - Institutional Class	41.61%	4,945,131.868
Lifecycle 2030 Fund - Institutional Class	41.00%	5,108,693.086
Lifecycle 2035 Fund - Institutional Class	36.99%	4,653,537.609
Lifecycle 2040 Fund - Institutional Class	37.84%	6,356,864.453

Fund/Class	Percentage of Holding	Shares

Lifecycle 2045 Fund - Institutional Class	41.28%	1,378,962.732
Lifecycle 2050 Fund - Institutional Class	52.41%	892,236.965
Lifecycle Retirement Income Fund - Institutional Class	67.94%	1,101,330.624

JPMorgan Chase Bank NA FBO
TIAA-CREF Trust Co As Cust For
IRA Clients
Attn: DC Plan Service Team
4 New York Plz Fl 17
New York NY 10004-2413
Lifecycle 2010 Fund - Retirement Class	18.12%	8,098,258.801
Lifecycle 2015 Fund - Retirement Class	17.38%	10,078,006.705
Lifecycle 2020 Fund - Retirement Class	14.35%	9,943,077.211
Lifecycle 2025 Fund - Retirement Class	11.78%	7,788,585.951
Lifecycle 2030 Fund - Retirement Class	9.29%	5,962,550.711
Lifecycle 2035 Fund - Retirement Class	6.84%	4,349,408.118
Lifecycle 2045 Fund - Retirement Class	7.53%	1,066,717.067
Lifecycle 2050 Fund - Retirement Class	8.70%	635,547.082
Lifecycle Retirement Income Fund - Retirement Class	59.05%	3,217,037.530
Managed Allocation Fund - Retirement Class	55.44%	1,740,148.103

JPMorgan Chase Bank TTEE/Cust FBO
Ret Plans With TIAA As Recordkeeper
Attn: DC Plan Service Team
4 New York Plz Fl 17
New York NY 10004-2413
Lifecycle 2010 Fund - Institutional Class	52.37%	3,788,206.899
Lifecycle 2010 Fund - Premier Class	99.16%	4,817,346.607
Lifecycle 2010 Fund - Retirement Class	81.21%	36,287,617.961
Lifecycle 2015 Fund - Institutional Class	55.95%	6,046,808.582
Lifecycle 2015 Fund - Premier Class	99.09%	6,288,947.647
Lifecycle 2015 Fund - Retirement Class	82.56%	47,866,650.890
Lifecycle 2020 Fund - Institutional Class	60.04%	7,544,474.471
Lifecycle 2020 Fund - Premier Class	99.32%	8,533,241.457
Lifecycle 2020 Fund - Retirement Class	85.42%	59,189,030.289
Lifecycle 2025 Fund - Institutional Class	58.13%	6,908,808.194
Lifecycle 2025 Fund - Premier Class	99.06%	8,634,826.189
Lifecycle 2025 Fund - Retirement Class	88.16%	58,298,891.678
Lifecycle 2030 Fund - Institutional Class	58.80%	7,327,287.800
Lifecycle 2030 Fund - Premier Class	99.29%	8,603,623.732
Lifecycle 2030 Fund - Retirement Class	90.62%	58,162,023.563
Lifecycle 2035 Fund - Institutional Class	62.82%	7,902,905.331
Lifecycle 2035 Fund - Premier Class	99.41%	8,959,197.017
Lifecycle 2035 Fund - Retirement Class	93.08%	59,161,519.095
Lifecycle 2040 Fund - Institutional Class	62.11%	10,433,386.130
Lifecycle 2040 Fund - Premier Class	99.62%	12,002,760.916
Lifecycle 2040 Fund - Retirement Class	95.35%	88,600,027.557
Lifecycle 2045 Fund - Institutional Class	55.32%	1,848,118.889
Lifecycle 2045 Fund - Premier Class	96.89%	1,216,871.244
Lifecycle 2045 Fund - Retirement Class	91.47%	12,954,952.401
Lifecycle 2050 Fund - Institutional Class	41.02%	698,463.205
Lifecycle 2050 Fund - Premier Class	93.58%	589,451.804
Lifecycle 2050 Fund - Retirement Class	89.32%	6,526,917.163
Lifecycle Index 2010 Fund - Institutional Class	90.96%	3,597,768.401
Lifecycle Index 2010 Fund - Premier Class	95.93%	601,736.480
Lifecycle Index 2010 Fund - Retirement Class	48.40%	24,176.371
Lifecycle Index 2015 Fund - Institutional Class	94.08%	5,675,422.921
Lifecycle Index 2015 Fund - Premier Class	96.55%	712,607.621

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-29

Fund/Class	Percentage of Holding	Shares

Lifecycle Index 2015 Fund - Retirement Class	81.02%	110,964.445
Lifecycle Index 2020 Fund - Institutional Class	94.67%	6,342,357.942
Lifecycle Index 2020 Fund - Premier Class	98.40%	1,568,343.055
Lifecycle Index 2020 Fund - Retirement Class	84.52%	145,772.516
Lifecycle Index 2025 Fund - Institutional Class	94.63%	6,296,852.440
Lifecycle Index 2025 Fund - Premier Class	97.07%	846,305.557
Lifecycle Index 2025 Fund - Retirement Class	64.35%	49,702.866
Lifecycle Index 2030 Fund - Institutional Class	95.02%	6,812,962.166
Lifecycle Index 2030 Fund - Premier Class	97.93%	1,208,472.851
Lifecycle Index 2030 Fund - Retirement Class	76.17%	98,393.803
Lifecycle Index 2035 Fund - Institutional Class	94.89%	6,641,351.559
Lifecycle Index 2035 Fund - Premier Class	95.74%	574,350.629
Lifecycle Index 2035 Fund - Retirement Class	72.25%	75,125.407
Lifecycle Index 2040 Fund - Institutional Class	96.12%	8,846,194.532
Lifecycle Index 2040 Fund - Premier Class	97.02%	830,304.167
Lifecycle Index 2040 Fund - Retirement Class	74.53%	85,801.379
Lifecycle Index 2045 Fund - Institutional Class	83.19%	1,780,177.573
Lifecycle Index 2045 Fund - Premier Class	91.79%	286,854.159
Lifecycle Index 2045 Fund - Retirement Class	29.52%	12,292.104
Lifecycle Index 2050 Fund - Institutional Class	75.80%	1,127,830.318
Lifecycle Index 2050 Fund - Premier Class	83.94%	134,343.618
Lifecycle Index 2050 Fund - Retirement Class	9.52%	2,878.627
Lifecycle Index Retirement Income Fund - Institutional Class	42.18%	265,576.992
Lifecycle Index Retirement Income Fund - Premier Class	83.63%	132,567.861
Lifecycle Index Retirement Income Fund - Retirement Class	8.11%	2,285.829
Lifecycle Retirement Income Fund - Institutional Class	11.52%	186,722.658
Lifecycle Retirement Income Fund - Premier Class	89.71%	269,613.963
Lifecycle Retirement Income Fund - Retirement Class	34.82%	1,896,940.191
Managed Allocation Fund - Institutional Class	75.49%	295,589.323
Managed Allocation Fund - Retirement Class	41.86%	1,314,024.023

Mercer Trust Company Cust FBO
Local 813 Savings and Thrift
Trust Fund Plan
Attn: DC Plan Admin. MS N-2-E
One Investors Way
Norwood MA 02062-1599
Lifecycle Index 2045 Fund - Retirement Class	8.87%	3,691.773
Lifecycle Index 2050 Fund - Retirement Class	5.55%	1,679.525

SEI Private Trust Co
c/o TIAA CREF
Attn: Mutual Funds Administration
One Freedom Valley Drive
Oaks, PA 19456-9989
Managed Allocation Fund - Institutional Class	22.04%	86,283.433

The current trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the shares of each of the classes of the Funds as of March 31, 2011.

          Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          Investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          Advisors manages each Fund pursuant to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. However, Advisors has contractually agreed to waive its 0.10% investment management fee on each Lifecycle Fund through September 30, 2012. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

          Furthermore, Advisors has also contractually agreed to reimburse the Lifecycle Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; and (iv) 0.00% of average daily net assets for Institutional Class shares of the Lifecycle Funds. Advisors has contractually agreed to reimburse the Lifecycle Index Funds for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.35% of average daily net assets for Retirement Class shares; (ii) 0.25% of average daily net assets for Premier Class shares; and (iii) 0.10% of average daily net assets for Institutional Class shares of the Lifecycle Index Funds. Advisors has contractually agreed to reimburse the Managed Allocation Fund for Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares and 0.25% of average daily net assets for Retail and Retirement Class shares of the Managed Allocation Fund. All of the expense reimbursement arrangements referenced above will continue through at least September 30, 2012, unless changed with approval of the Board of Trustees.

B-30     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          Each of the Underlying Funds has also entered into an investment management agreement with Advisors. Each Fund indirectly bears a pro rata share of the investment management fees and other expenses incurred by the Underlying Funds in which the Fund invests.

          For the fiscal years ended September 30, 2010, 2009 and 2008 the table below reflects the total dollar amount of investment management fees paid by each Fund. Note that, because the Lifecycle 2055 Fund and the Lifecycle Index 2055 Fund are newly operational, they have not paid any management fees as of the date of this SAI.

	Gross Fiscal Years Ended September 30,			Waived Fiscal Years Ended September 30,			Net Fiscal Years Ended September 30,

Fund	2010	2009	2008	2010	2009	2008	2010	2009	2008

Lifecycle 2010 Fund	$479,247	$322,820	$323,474	$479,247	$322,820	$323,474	$—	$11	$—
Lifecycle 2015 Fund	$568,618	$334,285	$268,332	$568,618	$334,285	$268,332	$—	$11	$—
Lifecycle 2020 Fund	$625,680	$332,187	$237,577	$625,680	$332,187	$237,577	$—	$11	$—
Lifecycle 2025 Fund	$590,381	$301,245	$203,434	$590,381	$301,245	$203,434	$—	$11	$—
Lifecycle 2030 Fund	$561,235	$281,695	$185,557	$561,235	$281,695	$185,557	$—	$11	$—
Lifecycle 2035 Fund	$556,588	$265,350	$156,524	$556,588	$265,350	$156,524	$—	$11	$—
Lifecycle 2040 Fund	$830,103	$400,586	$224,381	$830,103	$400,586	$224,381	$—	$11	$—
Lifecycle 2045 Fund	$60,768	$13,199	$2,013	$60,768	$13,199	$2,013	$—	$11	$—
Lifecycle 2050 Fund	$29,591	$6,725	$1,717	$29,591	$6,725	$1,717	$—	$11	$—
Lifecycle Retirement Income Fund	$50,501	$19,618	$9,689	$50,501	$19,618	$9,689	$—	$11	$—

	Gross Fiscal Years Ended September 30,			Waived Fiscal Years Ended September 30,			Net Fiscal Years Ended September 30,

Fund	2010	2009	2008	2010	2009	2008	2010	2009	2008

Lifecycle Index 2010 Fund	$13,638	$11	$—	$3,417	$—	$—	$10,221	$—	$—
Lifecycle Index 2015 Fund	$18,297	$11	$—	$4,698	$—	$—	$13,599	$—	$—
Lifecycle Index 2020 Fund	$19,369	$11	$—	$5,033	$—	$—	$14,336	$—	$—
Lifecycle Index 2025 Fund	$18,258	$11	$—	$4,750	$—	$—	$13,508	$—	$—
Lifecycle Index 2030 Fund	$21,475	$11	$—	$5,576	$—	$—	$15,899	$—	$—
Lifecycle Index 2035 Fund	$19,952	$11	$—	$5,172	$—	$—	$14,780	$—	$—
Lifecycle Index 2040 Fund	$30,520	$11	$—	$7,885	$—	$—	$22,635	$—	$—
Lifecycle Index 2045 Fund	$ 8,842	$11	$—	$2,127	$—	$—	$ 6,715	$—	$—
Lifecycle Index 2050 Fund	$ 6,922	$11	$—	$1,574	$—	$—	$ 5,348	$—	$—
Lifecycle Index Retirement Income Fund	$ 5,516	$11	$—	$1,183	$—	$—	$ 4,333	$—	$—
Managed Allocation Fund	$ —	$—	$—	$ —	$—	$—	$ —	$—	$—

*	The Lifecycle Index Funds were not operational during this period.

          Additionally, under the Investment Management Agreement, the Funds paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. The table below reflects the amounts paid to Advisors by the Funds for these compliance and administrative services for the fiscal years ended September 30, 2008, 2009 and 2010:

	Fund Administration Fees			Compliance Fees

Fund Name	9/30/2008	9/30/2009	9/30/2010	9/30/2008	9/30/2009	9/30/2010

Lifecycle 2010 Fund	$—	$127,542	$36,058	$4,989	$2,517	$15,136
Lifecycle 2015 Fund	—	134,902	43,665	4,989	2,694	18,185
Lifecycle 2020 Fund	—	133,790	48,469	4,989	2,529	20,007
Lifecycle 2025 Fund	—	123,258	45,999	4,989	1,726	18,910
Lifecycle 2030 Fund	—	116,641	43,851	4,989	1,217	18,027
Lifecycle 2035 Fund	—	111,168	43,791	4,989	762	17,934
Lifecycle 2040 Fund	—	156,118	65,363	4,989	3,930	26,708
Lifecycle 2045 Fund	—	2,143	4,849	4,634	641	1,875
Lifecycle 2050 Fund	—	554	2,318	4,634	510	901
Lifecycle Retirement Income Fund	—	6,480	3,947	4,634	840	2,182
Lifecycle Index 2010 Fund	—	—	1,031	—	—	400
Lifecycle Index 2015 Fund	—	—	1,370	—	—	505
Lifecycle Index 2020 Fund	—	—	1,391	—	—	529
Lifecycle Index 2025 Fund	—	—	1,337	—	—	491
Lifecycle Index 2030 Fund	—	—	1,578	—	—	600
Lifecycle Index 2035 Fund	—	—	1,437	—	—	547
Lifecycle Index 2040 Fund	—	—	2,312	—	—	877
Lifecycle Index 2045 Fund	—	—	680	—	—	254
Lifecycle Index 2050 Fund	—	—	544	—	—	210
Lifecycle Index Retirement Income Fund	—	—	455	—	—	192
Managed Allocation Fund	22,549	106,909	42,392	5,901	5,755	17,182

RETIREMENT CLASS SERVICE AGREEMENT

          The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in each Fund’s prospectus), has entered into a service agreement with Advisors, pursuant to which Advisors provides or arranges for the provision of certain administrative services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).
          For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays an annual rate of 0.25% of net assets attributable to Retirement Class shares of the Fund under the Retirement Class Service Agreement. The service fees are accrued daily at their proportional annual rate. The

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-31

fees paid under the Service Agreement for the fiscal years ended September 30, 2010, 2009 and 2008 by the Funds are set forth in the table below:

	Fiscal Years Ended September 30,

Fund	2010	2009	2008

Lifecycle 2010 Fund	$1,118,818	$778,375	$799,579
Lifecycle 2015 Fund	$1,325,886	$809,322	$666,039
Lifecycle 2020 Fund	$1,468,330	$807,462	$592,201
Lifecycle 2025 Fund	$1,378,097	$730,529	$506,655
Lifecycle 2030 Fund	$1,317,347	$684,155	$463,337
Lifecycle 2035 Fund	$1,308,254	$645,416	$391,295
Lifecycle 2040 Fund	$1,950,627	$974,851	$559,713
Lifecycle 2045 Fund	$139,132	$30,620	$3,144
Lifecycle 2050 Fund	$64,758	$14,607	$2,394
Lifecycle Retirement Income Fund	$71,683	$24,827	$7,297

	Fiscal Years Ended September 30,

Fund	2010	2009	2008*

Lifecycle Index 2010 Fund	$653	$2	$—
Lifecycle Index 2015 Fund	$664	$2	$—
Lifecycle Index 2020 Fund	$658	$2	$—
Lifecycle Index 2025 Fund	$666	$2	$—
Lifecycle Index 2030 Fund	$720	$2	$—
Lifecycle Index 2035 Fund	$690	$2	$—
Lifecycle Index 2040 Fund	$689	$2	$—
Lifecycle Index 2045 Fund	$668	$2	$—
Lifecycle Index 2050 Fund	$655	$2	$—
Lifecycle Index Retirement Income Fund	$647	$2	$—
Managed Allocation Fund	$59,476	$39,034	$38,450

*	The Lifecycle Index Funds were not operational during this fiscal period.

          Note that the Lifecycle 2055 Fund and the Lifecycle Index 2055 Fund are not included in the above table since they are newly operational. However, the Retirement Class of each of these Funds is subject to the Retirement Class Service Agreement.

          The Retirement Class Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the Funds.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171, acts as custodian for each of the Funds. As custodian, State Street is responsible for the safe keeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.
          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers, LLP, 125 High Street, Boston, MA 02110 serves as the independent registered public accounting firm of the Trust and audited the Lifecycle Funds’, Lifecycle Index Funds’, Managed Allocation Fund’s and the Underlying Funds’ annual financial statements for the fiscal year ended September 30, 2010.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAM

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of each Fund is calculated versus each Fund’s composite benchmark index. Please see the Funds’ Prospectuses for more detail regarding the components of their composite benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

          Portfolio managers for the Lifecycle Retirement Income Fund and Lifecycle Index Retirement Income Fund receive long-term

B-32     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

compensation awards that are divided into two components — 50% is awarded as units under the TIAA-CREF Long-Term Performance Plan, and 50% is invested in shares of the Fund or Funds managed by the individual(s). Portfolio managers for all other Funds receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectuses, such as other accounts (registered investment companies and unregistered pooled investment vehicles) managed by them, total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage as of September 30, 2010

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Funds

John M. Cunniff, CFA	0*	0	$ 6,174	$0	Lifecycle = $100,001 – 500,000 Lifecycle Index = $0 Managed Allocation = $0

Hans L. Erickson, CFA	1*	0	$105,690	$0	Lifecycle = Over $1,000,000 Lifecycle Index = $0 Managed Allocation = Over $1,000,000

Pablo Mitchell	1*	0	$ 6,704	$0	Lifecycle = $0 Lifecycle Index = $0 Managed Allocation = $1 – 10,000

*	Not including the twenty Lifecycle and Lifecycle Index Funds and the Managed Allocation Fund.

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds and the Underlying Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such con-flicts and mitigating policies and procedures include the following:
          Conflicting Positions. Investment decisions made for the Funds or the Underlying Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while an Underlying Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund or Underlying Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.
          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as an Underlying Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by an Underlying Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.
          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Underlying Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as an Underlying Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of an Underlying Fund. In addition, an Underlying Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all. Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Underlying Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an

     TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-33

account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, procedures set forth guidelines that trading for long sales of single securities over short sales of the same or closely related securities will be monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades will also be monitored.
          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to implement trades; however, the Funds’ portfolio managers’ decisions for implementing those trades will be monitored.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Underlying Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and nonproprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.
          IPO allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Underlying Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.
          Compensation. The compensation paid to Advisors for managing the Funds and the Underlying Funds, as well as certain other clients, is based on a percentage of assets under management whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          Each of the Funds offers three classes of shares (Retirement Class, Premier Class and Institutional Class). The Lifecycle Retirement Income Fund and the Managed Allocation Fund also offer Retail Class shares. The distribution and service fee arrangements of each share class are described below.
          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements apply to certain Retail Class investors, as well as a small account maintenance fee. The Lifecycle Retirement Income Fund has adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act for its Retail Class through which it can reimburse (with respect to the Lifecycle Funds) TPIS, and TPIS in turn, may pay other entities for its expenses associated with distributing, promoting and/or servicing Retail Class shares of the Fund in an annual amount up to 0.25% of average daily net assets.
          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. The Retirement Class of the Lifecycle and Lifecycle Index Funds has adopted distribution (Rule 12b-1) plans under which these Funds may either reimburse (with respect to the Lifecycle Funds) TPIS for its expenses or compensate (with respect to the Lifecycle Index Funds) TPIS for its activities associated with distributing, promoting and/or servicing Retirement Class shares in an annual amount up to 0.05% of average daily net assets. The Retirement Class of the Managed Allocation Fund is subject to a service fee of 0.25% paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

          Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.
Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

B-34     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investments will apply to certain investors in Institutional Class shares.
          Shareholders investing through employee plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors.
          The Funds invest in the Institutional Class Shares of the Underlying Funds. Institutional Class shares of the Underlying Funds are offered without distribution plan or shareholder service expenses or fees.

DISTRIBUTION (12b-1) PLANS

          The Trust’s Board of Trustees has adopted four types of Distribution Plans pursuant to Rule 12b-1 under the 1940 Act related to the Funds. The first type of distribution plan concerns the Retirement Class shares of each of the Lifecycle Funds (the “Lifecycle Retirement Class Plan”); the second type of distribution plan concerns Retirement Class shares of each of the Lifecycle Index Funds (the “Lifecycle Index Retirement Class Plan”); the third type of distribution plan concerns Retail Class shares of the Lifecycle Retirement Income Fund and Managed Allocation Fund (the “Retail Class Plan”); and the fourth type of distribution plan concerns the Premier Class shares of the Lifecycle Funds and Lifecycle Index Funds (the “Premier Class Plan”) (collectively, the “Plans”).
          Under the Lifecycle Retirement and Retail Class Plans, the applicable Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion, distribution and/or shareholder servicing of its Retirement Class shares or Retail Class shares, respectively. Under the Lifecycle Index Retirement Class Plan and all of the Funds’ Premier Class Plans, the applicable Fund pays TPIS at a set annual rate to compensate TPIS for promoting, distributing and/or servicing Retirement or Premier Class shares, respectively. The expenses for which a Fund may compensate or reimburse TPIS under the Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of the applicable class of shares, as well as for shareholder servicing expenses.
          Reimbursements by a Lifecycle Fund under the Lifecycle Retirement Class Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of such Fund. Payments by a Lifecycle Index Fund under the Lifecycle Index Retirement Class Plan are calculated daily and paid monthly at the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of each such Fund.
          Reimbursements by the Lifecycle Retirement Income Fund under the Retail Class Plan are calculated daily and paid monthly, and reimbursements by the Managed Allocation Fund under the Retail Class Plan are calculated daily and paid quarterly, up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net asset value of Retail Class shares of the Lifecycle Retirement Income Fund or the Managed Allocation Fund.
          For purposes of determining the reimbursements payable under each Plan, the NAV of the Funds’ outstanding Retirement Class or Retail Class shares are computed in accordance with the Declaration of Trust. Payments by a Fund under the Premier Class Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund.
          Please note, however, that TPIS has contractually agreed not to seek any payment or reimbursement under the Lifecycle Retirement Class Plan through September 30, 2012 and under the Lifecycle Index Retirement Class Plan through September 30, 2012. Therefore, no 12b-1 fees were paid by the Lifecycle Funds pursuant to the Lifecycle Retirement Class Plan or the Lifecycle Index Funds pursuant to the Lifecycle Index Retirement Class Plan in 2010. The continuing suspension agreement concerning the Lifecycle and Lifecycle Index Retirement Class Plans may be amended or terminated at any time by TPIS with the approval of the Board of Trustees.
          For the fiscal year ended September 30, 2010, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Lifecycle Retirement Income Fund and the Managed Allocation Fund under the Retail Class Plan:

Fund	12b-1 Fees Paid

Lifecycle Retirement Income Fund	$14,418
Managed Allocation Fund	$504,861

          For the fiscal year ended September 30, 2010, the table below reflects the aggregate amount of 12b-1 fees paid by Premier Class shares of each Lifecycle Fund and Lifecycle Index Fund under the Premier Class Plan.

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Lifecycle 2010 Fund	$9,262	Lifecycle Index 2010 Fund	$416
Lifecycle 2015 Fund	$10,185	Lifecycle Index 2015 Fund	$416
Lifecycle 2020 Fund	$12,397	Lifecycle Index 2020 Fund	$479
Lifecycle 2025 Fund	$12,154	Lifecycle Index 2025 Fund	$469
Lifecycle 2030 Fund	$10,800	Lifecycle Index 2030 Fund	$437
Lifecycle 2035 Fund	$12,344	Lifecycle Index 2035 Fund	$450
Lifecycle 2040 Fund	$17,558	Lifecycle Index 2040 Fund	$476
Lifecycle 2045 Fund	$1,304	Lifecycle Index 2045 Fund	$398
Lifecycle 2050 Fund	$661	Lifecycle Index 2050 Fund	$393
Lifecycle Retirement Income Fund	$789	Lifecycle Index Retirement Income Fund	$388

          Note that no 12b-1 plan payments were made by the Lifecycle 2055 Fund and the Lifecycle Index 2055 Fund because these Funds are newly operational.

     TIAA-CREF Funds  ▪  Funds of Funs  ▪  Statement of Additional Information     B-35

          Note that no 12b-1 plan payments were made by the Lifecycle 2055 Fund and the Lifecycle Index 2055 Fund because these Funds are newly operational.
          Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred or fees accrued with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAV of the participating Fund.
          Each Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Plan (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans. In adopting each Plan, the trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Retirement Class shares, Premier Class shares or Retail Class shares, respectively.
          Pursuant to each Plan, at least quarterly, TPIS provides the Trust with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.
          One of the potential benefits of each Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions of Retirement Class, Retail Class and Premier Class shares, respectively, which could assist a Fund in achieving scale and contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.
          Each Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty with respect to a Fund at any time: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a Fund’s Retirement Class shares, Retail Class shares or Premier Class shares (as applicable). Each Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to Retirement Class, Retail Class or Premier Class shares of the Fund, respectively. In addition, each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The holders of Retirement Class shares, Retail Class shares and Premier Class shares of each Fund have respective exclusive voting rights with respect to the application of the Plan applicable to the respective share class of each Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.
          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series of the Trust, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder of a series of the Trust incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents, nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

B-36     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes, although the Trust may do so periodically. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.
          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.
          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically “series” of shares) or “classes” of shares in the Trust without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing Funds.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

          The share price of each Fund and Underlying Fund is determined based on the Fund’s NAV, and the assets of each Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Fund shares are primarily determined based on the net asset values per share of the Underlying Funds. The assets of each Underlying Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s NAV. If events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Underlying Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature, and the use of fair value pricing by the Underlying Fund may cause the NAV of the Underlying Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

     TIAA-CREF Funds  ▪  Funds of Funs  ▪  Statement of Additional Information     B-37

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.
All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE UNDERLYING MONEY MARKET FUND

          For the Underlying Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board of Trustees has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Underlying Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations.

Even if these steps were taken, the Underlying Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by an Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Underlying Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax

B-38     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2010, the following Funds have capital loss “carryforwards” as indicated in the table below. To the extent provided in the Code and Regulations thereunder, a Fund may carry forward capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to large shifts in the ownership percentage of the Lifecycle 2050 Fund in prior years, the use of capital losses and capital loss carryforwards in future fiscal years for the Fund may be subject to limitations under the Code and Regulations thereunder.

TIAA-CREF Funds  ▪  Funds-of-Funds  ▪  Statement of Additional Information     B-39

	Date of Expiration

Fund	9/30/2017	9/30/2018	Total

Lifecycle 2010 Fund	$3,985,880	$14,102,903	$18,088,783
Lifecycle 2015 Fund	3,200,320	534,207	3,734,527
Lifecycle 2020 Fund	2,008,560	265,464	2,274,024
Lifecycle 2025 Fund	1,468,893	1,590,429	3,059,322
Lifecycle 2030 Fund	771,801	4,445,450	5,217,251
Lifecycle 2035 Fund	192,929	5,721,228	5,914,157
Lifecycle 2040 Fund	394,030	10,637,551	11,031,581
Lifecycle 2045 Fund	2,643	234,644	237,287
Lifecycle 2050 Fund	11,163	196,418	207,581
Lifecycle Retirement Income Fund	157,047	350,869	507,916
Managed Allocation Fund	12,808,552	33,623,355	46,431,907

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund or Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund or Underlying Funds may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Trust will report to the shareholders of the Funds, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund or Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund or Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund or Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund or Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

B-40     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund or Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any of its distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percent-

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age) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. A Fund may receive qualified dividend income to the extent it receives qualifying distributions from Underlying Funds and meets certain holding period requirements with respect to the Underlying Fund. In order to constitute qualified dividend income to an Underlying Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Underlying Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2013. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income from Underlying Funds during the taxable year. Capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Funds, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, individual shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2013. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will be 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates

B-42     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Funds with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder who is identified by the IRS in a notice to the Funds as having failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

BROKERAGE ALLOCATION

          Each Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer — the Underlying Funds. As such, the Funds incur minimal brokerage commissions. The Lifecycle Funds incurred no brokerage commissions in 2010.

          Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Underlying Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel also may, consistent with their fiduciary obligations, decide to either buy or sell a particular security for the Underlying Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research or data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds and its other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

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DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Underlying Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Underlying Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel and Head of Corporate Governance of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

The financial statements for the fiscal year ended September 30, 2010 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP,

the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so incorporated in reliance on the report of such firm given on its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2010 which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the report has been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

B-44     Statement of Additional Information  ▪  TIAA-CREF Funds  ▪  Funds-of-Funds

APPENDIX A: TIAA-CREF POLICY STATEMENT ON
CORPORATE GOVERNANCE

I. INTRODUCTION

Purpose and Applicability of Policy Statement

          The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.
          The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why We Focus on Corporate Governance

          TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.
          We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.
          Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.
          Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.
          For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.
          In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.
          The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.
          In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.
          The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’S CORPORATE GOVERNANCE PROGRAM

A. Introduction

          The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).
          TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance Activities

         1. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

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          TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

         2. Engagement

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impacts their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.
          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.
          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.
          As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions
•	withholding or voting against one or more directors
•	requesting other investors to support our initiatives
•	engaging in collaborative action with other investors
•	engaging in public dialogue and commentary
•	supporting an election contest or change of control transaction
•	conducting a proxy solicitation
•	seeking regulatory or legislative relief
•	commencing or supporting litigation
•	pursuing other enforcement or compliance remedies
          TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.
          Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market;
(iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

         3. Thought Leadership

          In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.
3.

TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.
6.

TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

         4. International Corporate Governance

          With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

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          Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.
          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.
          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.
•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.
•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.
•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.
•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.
•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or non existent.

III. SHAREHOLDERS RIGHTS AND RESPONSIBILITIES

A. Introduction

          TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.
          Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally Applicable Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that

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contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.

Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.

Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This particularly problematic in many foreign markets.

11.

Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.

Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder Responsibilities

          As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.

Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.

Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3.

Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.

Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.

Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6.

Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

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7.

Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8.

Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.

Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. CORPORATE GOVERNANCE PRINCIPLES

A. Introduction

         TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.
         Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of Portfolio Companies

        1. The Board of Directors

         The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.
         To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.
         TIAA-CREF has adopted the following principles for board structure and process:

         Board Membership

1.

Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.

Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director com-

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pensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.
4.

Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.

Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.

Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

         Director Elections

         TIAA-CREF has adopted the following policy on director elections:

1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*
2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”
3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*
4.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.
* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

          Director Nomination

1.

Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2.

Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.

Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.

Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

         Board Responsibilities

1.

Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.

Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.

CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.

Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

         Board Operation

1.	Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to

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encourage collegial deliberation with the active participation of all members.

2.

Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.

Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4.

Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.

Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

         Board Organization

         Boards should establish at least three standing committees — an audit committee, a compensation committee and a nominating and governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.
         While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

         Compensation Committee

         The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term share-
holder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

         Audit Committee

         The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

         Nominating and Governance Committee

         The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.
         In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.
         TIAA-CREF has adopted the following principles for committees of the board:

1.

Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.
3.	Each committee should report to the full board on the issues and decisions for which it is responsible.
4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

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         2. Executive Compensation

         Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.
         We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.
         However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.
         Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

         General Principles

         Executive compensation should be based on the following principles:

1.

Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.
3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.
4.

Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.
6.

The board should not unduly rely on comparative industry data and other outside surveys to make compensations determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.

8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.
9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.
10.

If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

         Principles Specific to Equity-Based Compensation Plans

         While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.
         In general, equity-based compensation should be based upon the following principles:

1.

The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.
3.

Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.
8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.
10.	Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic

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information with short-term implications for the stock price should also be prohibited.

11.

Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.

Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

         Compensation Discussion and Analysis

         A company’s compensation disclosure should be based on the following principles:

1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.
2.	The disclosure should explain how the program seeks to identify and reward the value added by management.
3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.
4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.
5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.
6.

When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.
8.

Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.
10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.
11.

If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. ENVIRONMENTAL AND SOCIAL ISSUES

A. Introduction

         As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management
(including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.
         We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of Concern

         While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

         1. Environment and Health

         We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;
•

Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and
•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.
         Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

         2. Human Rights

         Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase

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worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.
          Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.
          The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.
          Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.
          In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

          3. Diversity and Non-Discrimination

          Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.
          Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.
          Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

          4. Philanthropy and Corporate Political Influence

          Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.
          Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

          5. Product Responsibility

          Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.
          Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

APPENDIX A: PROXY VOTING GUIDELINES

A. Introduction

          TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.
          The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

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         We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.
         Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for Board-Related Issues

         Policy Governing Votes on Directors:

         General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.
•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.
•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

         Contested Elections:

         General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

         Majority Vote for the Election of Directors:

         General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of Expenses for Dissident Shareholder Nominees:

         General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

         Establish Specific Board Committees:

         General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

         Annual Election of Directors:

         General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

         Cumulative Voting:

         General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for Other Governance Issues

         Separation of Chairman and Chief Executive Officer:

         General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

         Ratification of Auditor:

         General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

         Supermajority Vote Requirements:

         General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

         Dual-Class Common Stock and Unequal Voting Rights:

         General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

         Right to call a Special Meeting:

         General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

         Right to Act by Written Consent:

         General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

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         Antitakeover Devices (Poison Pills):

         General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;
•	Whether the provisions of the device are in line with generally accepted governance principles;
•	Whether the company has submitted the device for shareholder approval; and
•	Whether the proposal arises in the context of a takeover bid or contest for control.

         TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

         Reincorporation:

         General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for Compensation Issues

         Equity-Based Compensation Plans:

         General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.
         We generally note the following red flags when evaluating executive compensation:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards —are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

         Shareholder Resolutions on Executive Compensation:

         General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

         Advisory Vote on Compensation Disclosure:

         General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

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         Golden Parachutes:

         General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for Environmental and Social Issues

         As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

         Global Climate Change:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

         Use of Natural Resources:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

         Impact on Ecosystems:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

         Global Labor Standards:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

         Diversity and Non-Discrimination:

         General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

         Global Human Rights Codes of Conduct:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

         Corporate Response to Global Health Risks:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

         Corporate Political Influence:

         General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

         Animal Welfare:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

         Product Responsibility:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

         Predatory Lending:

         General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

         Tobacco:

         General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

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